SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 1999
           __________________________________________________________
                Date of Report (Date of Earliest Event Reported)

                                Aydin Corporation
           __________________________________________________________
             (Exact name of registrant as specified in its charter)


Delaware                             1-7203                     23-1686808
----------------------------   -----------------------   -----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                        Identification Number)


                                700 Dresher Road
                           Horsham, Pennsylvania 19044
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (215) 657-7510
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On March 1, 1999, Aydin Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with L-3 Communications Corporation, a Delaware corporation ("L-3"), and Angel Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of L-3 (the "Purchaser").

         The Merger Agreement provides, among other things, for the acquisition by L-3 of all of the outstanding shares of the Company's common stock, par value $1.00 per share (the "Shares"), through (a) a tender offer (the "Offer") for all Shares at a price of $13.50 per share, net to the seller in cash (the "Offer Price"), and (b) a second-step merger pursuant to which the Purchaser will merge with and into the Company, with the Company as the surviving corporation in the merger (the "Merger"), and all outstanding Shares (other than Shares owned by the Company, L-3 or any wholly-owned subsidiary of L-3 and other than Shares held by any dissenting shareholders) will be converted into the right to receive the Offer Price in cash.

         The Offer is conditioned upon, among other things, there being validly tendered prior to the expiration date of the Offer and not withdrawn a number of Shares which, together with any Shares owned by L-3 or the Purchaser, represents at least a majority of the Shares outstanding on a fully diluted basis and the expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The conditions to the Offer are set forth in Annex A to the Merger Agreement. The Merger is subject to various closing conditions, including, without limitation, the receipt of any required shareholder approval and L-3 purchasing Shares pursuant to the Offer.

         The Merger Agreement and the press release issued by the Company in connection therewith are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1 Agreement and Plan of Merger, dated as of March 1, 1999, by and among L-3 Communications Corporation, Angel Acquisition Corporation and Aydin Corporation.

         99.2     Press Release issued by Aydin Corporation on March 1, 1999.


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 1999

                                       AYDIN CORPORATION


                                       By: /s/ James Henderson
                                           -----------------------
                                           James Henderson
                                           President

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